UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2021

ATLAS TECHNICAL CONSULTANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230 Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On February 26, 2021, Atlas Technical Consultants LLC (the “Buyer”), a subsidiary of Atlas Technical Consultants, Inc. (the “Company”), entered into a definitive agreement (the “Purchase Agreement”), by and among Buyer, Atlantic Engineering Laboratories, Inc. (“AEL”), Atlantic Engineering Laboratories of NY, Inc. (“AELNY”), Lori O’Malley, and Chris O’Malley, providing for the sale of all of the outstanding converted membership interests of AEL and AELNY to the Buyer (the “Acquisition”).

The purchase price for the Acquisition includes an equity component that consists of a number of the Company’s Class A common stock, par value $0.0001, equal to $7,750,000.00 divided by the arithmetic average of the daily VWAP of the Company’s class A common stock for the 20 consecutive trading days immediately prior to the closing of the Acquisition, subject to customary adjustments for levels of cash, indebtedness and net working capital (the “Equity Consideration”).

The Class A common stock will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Equity Consideration will not be a public offering for purposes of Section 4(a)(2) because (i) the offering is being made only to the sellers, (ii) the sellers are accredited investors and (iii) the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Equity Consideration and did not, and will not, offer the Equity Consideration to the public in connection with the issuance.

Item 7.01 Regulation FD Disclosure.

On March 3, 2021, the Company issued a press release, attached as Exhibit 99.1, announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

Dated: March 4, 2021	By:	/s/ L. Joe Boyer
	Name:	L. Joe Boyer
	Title:	Chief Executive Officer

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